Exhibit 10.13

STANDARD INDUSTRIAL LEASE ASSIGNMENT

Reference is hereby made to that certain Standard Industrial Lease, covering certain premises located at 825 Buckley Road in the City of San Luis Obispo, County of San Luis Obispo, State of California, more particularly described as follows:

Parcels 1 and 2 of Parcel Map CO 87-164 recorded in Book 45 at Page 77 of Parcel Maps, San Luis Obispo County, California,

dated July 1, 1986, by and between LARRY H. STRASBAUGH and ALAN E. STRASBAUGH, referred to therein as “Lessor”, and R. HOWARD STRASBAUGH, INC., referred to therein as “Lessee”,

W I T N E S S E T H:

For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned, LARRY H. STRASBAUGH, hereinafter referred to as “Assignor’, does hereby sell, assign, transfer and set over all his right, title and interest in said Standard Industrial Lease to ALAN E. STRASBAUGH and APRIL A. STRASBAUGH, hereinafter referred to as “Assignees”.

EFFECTIVE: JULY 1, 1994.
DATED: APRIL 14, 1995.

/s/ Larry H. Strasbaugh LARRY H. STRASBAUGH

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On April 13, 1995 before me, Dixie Totemwognse, a Notary Public in and for said State personally appeared LARRY H. STRASBAUGH, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature DIXIE TOTEMWONGSE (Seal)

ACCEPTANCE OF ASSIGNMENT

For and in consideration of the above Assignment, and other good and valuable consideration, the undersigned hereby assume and agree to faithfully fulfill and perform all of the terms and conditions of said Standard Industrial Lease which the Lessors thereof agreed to be made and performed.

EFFECTIVE: JULY 1, 1994

DATED: APRIL 14, 1995.

/s/ Alan E. Strasbaugh ALAN E. STRASBAUGH

/s/ April A. Strasbaugh APRIL A. STRASBAUGH

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On April 13, 1995 before me, Dixie Totemwognse, a Notary Public in and for said State personally appeared ALAN E. STRASBAUGH and APRIL A. STRASBAUGH, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity on behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature DIXIE TOTEMWONGSE (Seal)

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